                     SECURITIES AND EXCHANGE  COMMISSION

                            WASHINGTON, D.C. 20549


                                   FORM 8-K
                                   --------

                                CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d)
                                    OF THE
                     SECURITIES AND EXCHANGE ACT OF 1934


                               DATE OF REPORT:
                      (DATE OF EARLIEST EVENT REPORTED)
                               MARCH 10, 1995
                               --------------


                             UJB FINANCIAL CORP.
- --------------------------------------------------------------------------------
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           NEW JERSEY                      1-6451              22-1903313
- --------------------------------------------------------------------------------
(STATE OR OTHER JURISDICTION OF          (COMMISSION         (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)          FILE NUMBER)       IDENTIFICATION NO.)



                      301 CARNEGIE CENTER, P. O. BOX 2066
                      PRINCETON ,  NEW JERSEY 08543-2066
- --------------------------------------------------------------------------------
                   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
                                   (ZIP CODE)


                                (609) 987-3200
- --------------------------------------------------------------------------------
             (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

Item 5.  Other Events.

         The Registrant hereby files certain financial statements and other materials from Registrant's 1994 Annual Report to Shareholders.



Item 7.  Financial Statements and Exhibits.

         (c)     Exhibits:

                 (1) Selected portions of the UJB Financial Corp. 1994 Annual Report to Shareholders, namely:

                          Consolidated Balance Sheets at December 31, 1994 and December 31, 1993; Consolidated Statements of Income for the years ended December 31, 1994, December 31, 1993 and December 31, 1992; Consolidated Statements of Cash Flows for the years ended December 31, 1994, December 31, 1993 and December 31, 1992; Consolidated Statements of Shareholders' Equity at December 31, 1994, December 31, 1993 and December 31, 1992; and Notes to Consolidated Financial Statements.

                                   SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 10, 1995                   UJB FINANCIAL CORP.


                                        By: /s/ William J. Healy
                                            William J. Healy
                                            Executive Vice President
                                            and Comptroller

                                EXHIBIT INDEX


EXHIBIT NO.                                DESCRIPTION
- -----------                                -----------
(1)              Selected portions of the UJB Financial Corp. 1994 Annual
                 Report to Shareholders, namely:

                 Consolidated Balance Sheets at December 31, 1994 and December
                 31, 1993; Consolidated Statements of Income for the years ended December 31, 1994, December 31, 1993 and December 31,
                 1992; Consolidated Statements of Cash Flows for the years ended December 31, 1994, December 31, 1993 and December 31,
                 1992; Consolidated Statements of Shareholders' Equity at
                 December 31, 1994, December 31, 1993 and December 31, 1992;
                 and Notes to Consolidated Financial Statements.